                                                                     EXHIBIT 1.1

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

ADCPB BALANCE

Initial ADCPB                                                   85,790,915.00
Prior Month ADCPB                                               29,981,078.28
Current Month ADCPB (Before addition of New Property)           28,558,434.11
Base Principal Amount (Prior - Current)                          1,422,644.17
Add:  ADCPB of New Transferred Property                                  0.00
Ending ADCPB (Current + ADCPB of New Property)                  28,558,434.11

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                      24,799,471.36
     Class A Certificate Rate                                            6.85%
     One twelfth of Class A Certificate Rate                             0.57%
     Class A Certificate Interest                                  141,563.65
     Prior Month Class A Overdue Interest                                0.00

     Class A Interest Due                                          141,563.65
     Class A Interest Paid                                         141,563.65

     Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                      24,799,471.36
     Class A Percentage                                                 86.00%
     Base Principal Amount                                       1,422,644.17
                                                                -------------
     Class A Base Principal Distribution Amount                  1,223,473.99
     Prior Month Class A Overdue Principal                               0.00
                                                                -------------
     Total A Note Principal Due                                  1,223,473.99
     Additional amount due for floor payment                        98,679.51
     Additional Class A Principal Due                                    0.00
                                                                -------------
     Class A Principal Paid                                      1,322,153.50

     Class A Overdue Principal                                           0.00
                                                                -------------
     Current Month Class A Principal Balance                    23,477,317.86

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                     1,153,464.17
     Class B-1 Certificate Rate                                          7.63%
     One twelfth of Class B-1 Certificate Rate                           0.64%
     Class B-1 Certificate Interest                                  7,334.11
     Prior Month Class B-1 Overdue Interest                              0.00

     Class B-1 Interest Due                                          7,334.11
     Class B-1 Interest Paid                                         7,334.11

     Current Month Class B-1 Overdue Interest                            0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                     1,153,464.17
     Class B-1 Percentage                                                4.00%
     Base Principal Amount                                       1,422,644.17
     Class B-1 Base Principal Distribution Amount                   56,905.77
     Prior Month B-1 Overdue Principal                                   0.00
     Additional amount due for floor payment                         4,589.74
                                                                 ------------
     Total B-1 Note Principal Due                                   61,495.51

     Class B-1 Principal Paid                                       61,495.51


     Class B-1 Overdue Principal                                         0.00

     Current Month Class B-1 Principal Balance                   1,091,968.66

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,153,464.17
     Class B-2 Certificate Rate                                            8.17%
     One twelfth of Class B-2 Certificate Rate                             0.68%
     Class B-2 Certificate Interest                                    7,853.17
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            7,853.17
     Class B-2 Interest Paid                                           7,853.17

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,153,464.17
     Class B-2 Percentage                                                  4.00%
     Base Principal Amount                                         1,422,644.17
     Class B-2 Base Principal Distribution Amount                     56,905.77
     Prior Month B-1 Overdue Principal                                     0.00
     Additional amount due for floor payment                           4,589.74
                                                                   ------------
     Total B-1 Note Principal Due                                     61,495.51

     Class B-2 Principal Paid                                         61,495.51

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,091,968.66

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

FLOOR TEST

     Initial ADCPB                                                    85,790,915.00
     Floor percent                                                             3.50%
                                                                      -------------
     Floor                                                             3,002,682.03

     Ending ADCPB                                                     28,558,434.11

     less
     Beginning Balance - Class A             24,799,471
     Beginning Balance - Class B1             1,153,464
     Beginning Balance - Class B2             1,153,464
                                             ----------
                                             27,106,400
     less
     Current Month Payment - Class A          1,223,474
     Current Month Payment - Class B1            56,906
     Current Month Payment - Class B2            56,906
                                             ----------
                                              1,337,286               25,769,114.18

     Excess of ending ADCPB over Note balance after initial payments   2,789,319.93

     Excess (deficit) of excess balance over floor                      (213,362.09)
     Cash available after payment of regular payments                    107,859.00
                                                                      -------------
     Additional payment to certificate holders                           107,859.00


ADJUSTED FLOOR TEST
     Ending ADCPB                                                     28,558,434.11

     less
     Beginning Balance - Class A             24,799,471
     Beginning Balance - Class B1             1,153,464
     Beginning Balance - Class B2             1,153,464
                                             ----------
                                             27,106,400
     less
     Current Month Payment - Class A          1,322,154
     Current Month Payment - Class B1            61,496
     Current Month Payment - Class B2            61,496
                                             ----------
                                               1,445,145              25,661,255.18

     Excess of ending ADCPB over Note balance after initial payments   2,897,178.93

     Excess (deficit) of excess balance over floor                      (105,503.09)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                  29,981,078
     Servicer Fee Rate                                      0.5000%
     One-twelfth                                            0.0417%
     Servicer Fee                                        12,492.12

     Prior Servicer Fee Arrearage                             0.00
     Servicer Fee Due                                    12,492.12

     Servicer Fee Paid                                   12,492.12

     Current Servicing Fee Arrearage                          0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                  29,981,078
     Back-Up Servicer Fee Rate                              0.0130%
     One-twelfth                                            0.0011%
     Back-up Servicer Fee                                   324.80

     Prior Back-Up Servicer Fee Arrearage                     0.00
     Total Back-Up Servicer Fee Due                         324.80

     Back-Up Servicer Fee Paid                              324.80

     Current Back-Up Servicing Fee Arrearage                  0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                            291.67
     Trustee Fee Rate                                       0.0100%

     Prior Trustee Fee Arrearage                              0.00
     Total Trustee Fee Due                                  291.67

     Trustee Fee Paid                                       291.67

     Current Trustee Fee Arrearage                            0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance           24,799,471.36
     Monthly Premium Rate                                   0.0208%
     Prior Premium Arrearage                                  0.00
     Premium Amount Due                                   5,167.00

     Premium Amount Paid                                  5,167.00

     Current Premium Arrearage                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)      A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)      A Delinquency Trigger Event has occurred and is continuing; or

(j)      An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a)(ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                   Gross
                              Gross                      Gross                   Charge-Off
                            Defaults     Recoveries   Charge-Offs      ADCPB        Ratio
                            --------     ----------   -----------      -----        -----
           2 months prior    267,823        234,109        33,714    31,608,306       1.28%
           1 month prior       9,734         19,849       (10,115)   30,064,544      (0.40)%
           Current            55,653         25,189        30,464    28,558,434       1.28%


           3 Month Gross Charge-Off Ratio                                             0.72%
           Maximum Allowed                                                            2.50%


30+ DELINQUENCIES

                                                                    Monthly
                           Delinquencies       ADCPB             Delinquencies
                           -------------       -----             -------------
           2 months prior      1,488,883     31,608,306                   4.71%
           1 month prior       1,418,005     30,064,544                   4.72%
           Current month       1,171,626     28,558,434                   4.10%

                           Delinquency Ratio:                             4.51%
                           Maximum Delinquency Ratio:                     6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                              Monthly Gross                          Monthly
                                 Defaults         ADCPB           Gross Defaults
                                 --------         -----           --------------
           Current month                  0     28,558,434                0.0000%
           1 month prior                  0     30,064,544                0.0000%
           2 months prior                 0     31,608,306                0.0000%
                                          -     ----------                ------
           Sum/Average                    0     30,077,095                0.0000%
                                                                               4
                                                                          ------
           Gross Defaults                                                   0.00%

                 i A            Subordinated Percentage                    13.97%
                ii B            WAL of Remaining Leases                     1.71
                                Two                                            2
                                Ratio (i/ii)/2                              4.09%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)


                                                                      Monthly
                               Delinquencies       ADCPB           Delinquencies
                               -------------       -----           -------------
           2 months prior         234,399        31,608,306           0.74%
           1 month prior          185,630        30,064,544           0.62%
           Current month          197,211        28,558,434           0.69%


                               Issuer Delinquency Trigger Ratio:      0.68%
                               Maximum Ratio Allowed:                 2.50%

EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

        Aging/Delinquency Statistics

                                                                               ADCPB          Total
                                                                               -----          -----
        Current                                                              27,386,808      95.90%
        31-60 Days Past Due                                                     631,362       2.21%
        61-90 Days Past Due                                                     343,053       1.20%
        91+ Days Past Due                                                       197,211       0.69%
                                                                          -------------     ------

        Total                                                                28,558,434     100.00%


        Certificate Factors

        Class A Notes                                                       0.318206267
        Class B-1 Notes                                                     0.318206343
        Class B-2 Notes                                                     0.318206343


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date                                          85,790,915.00
        Maximum Substitution (10% of Initial)                              8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)       4,289,545.75

        Prior month Cumulative ADCPB Substituted                           4,134,055.76
        Current month ADCPB Substituted                                              --
                                                                          -------------
        Cumulative ADCPB Substituted                                       4,134,055.76

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts   1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                          --
                                                                          -------------
        Cumulative ADCPB Substituted for Defaulted Contracts               1,980,863.06


        Portfolio Prepayment Statistics

        Prior month Cumulative ADCPB prepaid                              12,369,378.95
        Current month ADCPB prepaid                                          183,298.56
                                                                          -------------
        Cumulative ADCPB prepaid                                          12,552,677.51

        Prior month Cumulative ADCPB Defaulted                             5,580,647.73
        Current month ADCPB Defaulted                                         55,652.74
                                                                          -------------
        Cumulative ADCPB Defaulted                                         5,636,300.47

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                               63,771.67

LOCKBOX ACCOUNT

     Transfer of prior period Payments not yet transferred to Collection Account       (157,895.94)
     Transfer of prior period Excluded Amounts not yet transferred                      (21,242.54)
     Collections Received [5.02 (b)(d)]                                               1,698,620.83
     Excluded Amounts [5.02 (d)][Definition]                                           (503,421.80)
     Collections on Deposit due Collection Account [5.02 (d)]                        (1,042,704.13)

     Ending Balance                                                                      37,128.09


COLLECTION ACCOUNT

     BEGINNING BALANCE, JULY 1, 1999                                                                     1,076,956.44

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1999

     Add:  Servicer Advance                                                                                407,699.47
     Add:  Payments due Collection Account from last 2 business days prior period                          161,203.23
     Add:  Add'l transfers                                                                                       0.00
     Add:  Amounts to Collection Acct from Security deposit account                                              0.00
     Less: Total distributions on July 10, 1999                                                         (1,645,859.14)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1999

     Aggregate Amount of Actual Payments [6.01 b (i)]                                                    1,042,704.13
     Add:  Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
     Add:  Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]             0.00
     Add:  Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
     Add:  Any Investment Earnings [6.01 b (v)]                                                              2,899.93
     Add:  Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
     Add:  Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
     Add:  Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
     Add:  Security Deposits Related to Prepayment                                                               0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                          0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                            0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                               0.00

     Ending balance on July 31, 1999 and August 1, 1999                                                  1,045,604.06

     Add:  Servicer Advances to be deposited on Determination Date                                         501,265.68
     Add:  Payments due Collection Acct from last 3 business days                                           73,301.31
     Add:  Payments not yet transferred to the Collection Account                                                0.00
     Add:  Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

     Adjusted Collection Account Balance                                                                 1,620,171.05

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                148,880.81
     Add:  Balance deposited on closing date                 0.00
     Add:  Security Deposits [6.02 b]                        0.00
     Less: Amounts to Collection Account [6.02 c]            0.00
     Add:  Investment Earnings                             619.03
                                                       ----------

     Ending balance on July 31, 1999                   149,499.84

     Less: Amounts to Collection Account [6.02 c]            0.00

     Adjusted Security Deposit  Account Balance        149,499.84

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

Beginning Balance                                                                                  0.00

Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
Add:  Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]      0.00
                                                                                                   ----

Ending balance on July 31, 1999                                                                    0.00

Add:  Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]      0.00
                                                                                                   ----

Adjusted New Transferred Property Funding Account Balance                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

Available Amount to Certificate Holders                                                     1,620,171.05

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                          0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                      0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                          0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                  12,492.12
                 (C)     Servicing Charges inadvertently deposited in Collection Account                            0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                          324.80

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                            5,167.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                            291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                     141,563.65

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                  7,334.11

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                    7,853.17

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]     1,223,473.99

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06 c (xii)] 56,905.77 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06 c (xiii)] 56,905.77 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                 0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                          0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                      98,679.51

                 b.      Class B1 Additional Principal Distribution Amount                                      4,589.74

                 c.      Class B2 Additional Principal Distribution Amount                                      4,589.74

     Reviewed By:



     -------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

ADCPB BALANCE

Initial ADCPB                                             72,024,925.77
Prior Month ADCPB                                         34,698,184.17
Current Month ADCPB (Before addition of New Property)     33,496,705.50
Base Principal Amount (Prior - Current)                    1,201,478.67
Add:  ADCPB of New Transferred Property                            0.00
Ending ADCPB (Current + ADCPB of New Property)            33,496,705.50

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                30,533,675.40
     Class A Certificate Rate                                      6.29%
     One twelfth of Class A Certificate Rate                       0.52%
     Class A Certificate Interest                            160,047.35
     Prior Month Class A Overdue Interest                          0.00

     Class A Interest Due                                    160,047.35
     Class A Interest Paid                                   160,047.35

     Current Month Class A Overdue Interest                        0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                30,533,675.40
     Class A Percentage                                           88.00%
     Base Principal Amount                                 1,201,478.67
     Class A Base Principal Distribution Amount            1,057,301.23
     Prior Month Class A Overdue Principal                         0.00
     Total A Note Principal Due                            1,057,301.23

     Class A Principal Paid                                1,057,301.23

     Class A Overdue Principal                                     0.00
                                                          -------------
     Current Month Class A Principal Balance              29,476,374.17


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance          1,040,920.45
     Class B-1 Certificate Rate                               7.01%
     One twelfth of Class B-1 Certificate Rate                0.58%
     Class B-1 Certificate Interest                       6,080.71
     Prior Month Class B-1 Overdue Interest                   0.00

     Class B-1 Interest Due                               6,080.71
     Class B-1 Interest Paid                              6,080.71

     Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance          1,040,920.45
     Class B-1 Percentage                                     3.00%
     Base Principal Amount                            1,201,478.67
     Class B-1 Base Principal Distribution Amount        36,044.36
     Prior Month B-1 Overdue Principal                        0.00
     Total B-1 Note Principal Due                        36,044.36
                                                      ------------

     Class B-1 Principal Paid                            36,044.36


     Class B-1 Overdue Principal                              0.00

     Current Month Class B-1 Principal Balance        1,004,876.09

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance            867,433.87
     Class B-2 Certificate Rate                               8.22%
     One twelfth of Class B-2 Certificate Rate                0.69%
     Class B-2 Certificate Interest                       5,941.92
     Prior Month Class B-2 Overdue Interest                   0.00

     Class B-2 Interest Due                               5,941.92
     Class B-2 Interest Paid                              5,941.92

     Current Month Class B-2 Overdue Interest                 0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance            867,433.87
     Class B-2 Percentage                                     2.50%
     Base Principal Amount                            1,201,478.67
     Class B-2 Base Principal Distribution Amount        30,036.97
     Prior Month B-1 Overdue Principal                        0.00
     Total B-1 Note Principal Due                        30,036.97

     Class B-2 Principal Paid                            30,036.97

     Class B-2 Overdue Principal                              0.00

     Current Month Class B-2 Principal Balance          837,396.90

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

FLOOR TEST

     Initial ADCPB                                                2,024,925.77
     Floor percent                                                        3.00%
                                                                  ------------
     Floor                                                        2,160,747.77

     Ending ADCPB                                                 3,496,705.50

     less
     Beginning Balance - Class A                30,533,675
     Beginning Balance - Class B1                1,040,920
     Beginning Balance - Class B2                  867,434
                                                ----------
                                                32,442,030
     less
     Current Month Payment - Class A             1,057,301
     Current Month Payment - Class B1               36,044
     Current Month Payment - Class B2               30,037
                                                ----------
                                                 1,123,383        31,318,647.16

     Excess of ending ADCPB over Note balance after initial
       payments                                                    2,178,058.34

     Excess (deficit) of excess balance over floor                    17,310.57


ADJUSTED FLOOR TEST
     Ending ADCPB                                                 33,496,705.50

     less
     Beginning Balance - Class A               30,533,675
     Beginning Balance - Class B1               1,040,920
     Beginning Balance - Class B2                 867,434
                                               ----------
                                               32,442,030
     less
     Current Month Payment - Class A            1,057,301
     Current Month Payment - Class B1              36,044
     Current Month Payment - Class B2              30,037
                                               ----------
                                                1,123,383         31,318,647.16

     Excess of ending ADCPB over Note balance after initial
       payment                                                     2,178,058.34

     Excess (deficit) of excess balance over floor                    17,310.57



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      34,698,184
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            14,457.58

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        14,457.58

     Servicer Fee Paid                                       14,457.58

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                      34,698,184
     Back-Up Servicer Fee Rate                                  0.0200%
     One-twelfth                                                0.0017%
     Back-up Servicer Fee                                       578.30

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             578.30

     Back-Up Servicer Fee Paid                                  578.30

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance               30,533,675.40
     Monthly Premium Rate                                       0.0200%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                       6,107.00

     Premium Amount Paid                                      6,107.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

(h)   A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)   A Delinquency Trigger Event has occurred and is continuing; or

(j)   An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------


                   Gross                       Gross                   Monthly
                  Defaults    Recoveries    Charge-Offs    ADCPB     Charge-Offs
                  --------    ----------    -----------    -----    -----------
 2 months prior   14,776       19,230        (4,454)     36,208,138    (0.15)%
 1 month prior    83,249       84,174          (926)     34,813,079    (0.03)%
 Current          50,356       75,048       (24,691)     33,496,706    (0.88)%


 3 Month Gross Charge-Off Ratio                                        (0.35)%
 Maximum Allowed                                                        2.50%


30+ DELINQUENCIES


                                                                Monthly
                           Delinquencies      ADCPB          Delinquencies
                           -------------    ----------       -------------

           2 months prior    1,644,039      36,208,138           4.54%
           1 month prior     1,294,917      34,813,079           3.72%
           Current month     1,489,060      33,496,706           4.45%

                           Delinquency Ratio:                    4.24%
                           Maximum Delinquency Ratio:            7.00%


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

ISSUER RESTRICTING EVENT CALCULATIONS


       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)

                                                              Monthly
                           Gross Defaults    ADCPB         Gross Defaults
                           --------------  ----------      --------------

           Current               0         33,496,706          0.0000%
           1 month prior         0         34,813,079          0.0000%
           2 months prior        0         36,208,138          0.0000%
                                --        -----------          ------
           Sum/Average           0         34,839,308          0.0000%
                                                                    4
           Gross Defaults                                        0.00%

                 i A       Subordinated Percentage               9.00%
                ii B       WAL of Remaining Leases               2.08
                           Two                                   2.00
                           Ratio (i/ii)/2                        2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                            Monthly
                           Delinquencies      ADCPB      Delinquencies
                           -------------   ----------    -------------
           2 months prior     287,152      36,208,138        0.79%
           1 month prior      139,676      34,813,079        0.40%
           Current month      315,216      33,496,706        0.94%


                           Issuer Delinquency Trigger Ratio: 0.71%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86% of ADCPB?            No
                                                                   -------------

       (2) Has a Gross Charge-Off Event Occurred?                       No
                                                                   -------------

       (3) Has a Delinquency Event Occurred?                            No
                                                                   -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

       Aging/Delinquency Statistics

                                                                       ADCPB              Total
       Current                                                       32,007,646            95.55%
       31-60 Days Past Due                                              823,715             2.46%
       61-90 Days Past Due                                              350,129             1.05%
       91+ Days Past Due                                                315,216             0.94%
                                                                 --------------            -----

       Total                                                         33,496,706           100.00%


       Certificate Factors

       Class A Notes                                                0.465062668
       Class B-1 Notes                                              0.465062592
       Class B-2 Notes                                              0.465062637


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                   72,024,925.77
       Maximum Substitution (10% of Initial)                       7,202,492.58
       Maximum Substitution for Defaulted Contracts
        (5% of Initial)                                           l3,601,246.29

       Prior month Cumulative ADCPB Substituted                    3,234,855.86
       Current month ADCPB Substituted                                     --
                                                                  -------------
       Cumulative ADCPB Substituted                                3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted
         Contacts                                                  1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                 --
       Cumulative ADCPB Substituted for Defaulted Contracts        1,320,928.59
                                                                  -------------

       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                        9,905,684.14
       Current month ADCPB prepaid                                   165,544.21
                                                                  -------------
       Cumulative ADCPB prepaid                                   10,071,228.35

       Prior month Cumulative ADCPB Defaulted                      3,709,886.42
       Current month ADCPB Defaulted                                  50,356.24
                                                                  -------------
       Cumulative ADCPB Defaulted                                  3,760,242.66


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                       80,234.02

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account               (216,581.98)
     Transfer of prior period Excluded Amounts not yet tranferred                               (55,301.30)
     Collections Received [5.02 (b)(d)]                                                       1,595,917.09
     Excluded Amounts [5.02(d)][Definition]                                                    (513,207.66)
     Collections on Deposit due Collection Account [5.02(d)]                                   (825,068.05)

     Ending Balance                                                                              65,992.12


COLLECTION ACCOUNT
     BEGINNING BALANCE, JULY 1, 1999                                                                                  749,033.15

ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1999
Add:  Servicer Advance                                                                                                503,915.90
Add:  Payments due Collection Account from last 2 business days prior period                                          273,644.56
Add:  Add'l transfers                                                                                                       0.00
Add: Amounts to Collection Acct from Security deposit account                                                               0.00
Less: Total distributions on  July 10, 1999                                                                        (1,526,593.61)
ACTIVITIES RELATED TO COLLECTION PERIOD ENDED AUGUST 1, 1999
Aggregate Amount of Actual Payments [6.01 b (i)]                                                                      825,068.05
Add: Servicer Advances [5.03][6.01 b (ii)]                                                                                  0.00
Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit account [6.01 b (iii)]                              0.00
Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                         0.00
Add: Any Investment Earnings [6.01 b (v)]                                                                               2,108.43
Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)                                                    0.00
Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)                                                 0.00
Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                          0.00
Add: Security Deposits Related to Prepayment                                                                                0.00
Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                             0.00
Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                          0.00
Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                                            0.00
Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                               0.00

Ending balance on July 31, 1999 and August 1, 1999                                                                    827,176.48

Add: Servicer Advances to be deposited on Determination Date                                                          533,177.23
Add: Payments due Collection Acct from last 3 business days                                                           125,364.70
Add: Payments not yet transferred to the Collection Account                                                                 0.00
Add: Amounts to Collection Account from Security Deposit Account[6.02 c]                                                    0.00

Adjusted Collection Account Balance                                                                                 1,485,718.41


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                0.00
     Add: Balance deposited on closing date                                            0.00
     Add: Security Deposits [6.02 b]                                                   0.00
     Less: Amounts to Collection Account [6.02 c]                                      0.00
     Add:  Investment Earnings                                                         0.00
                                                                                       ----

     Ending balance on July 31, 1999                                                   0.00

     Less: Amounts to Collection Account [6.02 c]                                      0.00

     Adjusted Security Deposit Account Balance                                         0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     Beginning Balance                                                                                             0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                   ----
     Ending balance on July 31, 1999                                                                               0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                   ----
     Adjusted New Transferred Property Funding Account Balance                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING AUGUST 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                          1,485,718.41

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                         0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                     0.00

     (iii)  Aggregate of: [6.06 c (iii)]
            (A)    Unreimbursed Servicer Advances from prior periods                                                          0.00
            (B)    Servicer Fee and unpaid Servicer Fee                                                                  14,457.58
            (C)    Servicing Charges inadvertently deposited in Collection Account                                            0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                         578.30

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                           6,107.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                           291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                    160,047.35

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                 6,080.71

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                   5,941.92

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c(xii)]                   1,057,301.23

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                               0.00

     (xii)  Class B-1 Base Principal Distribution Amount and Overdue Class B-1 Principal [6.06c (xiii)                   36,044.36
            provided no restricting event exists

     (xiii) Class B-2 Base Principal Distribution Amount and Overdue Class B-2 Principal [6.06c xiii)                    30,036.97
            provided no restricting event or issuer restricting event exists

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                                0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                                         0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06c (xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                168,831.32


     Reviewed By:



     --------------------------------------------------
     E. ROGER GEBHART
     SENIOR VICE PRESIDENT & TREASURER